UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2019 (May 10, 2019)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio		44143
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) At the Annual Meeting of Shareholders held on May 10, 2019, 478,922,317 common shares were represented in person or by proxy.

(b) Proposal One - At the meeting, shareholders elected each of the twelve directors named below. The votes cast with respect to each director were as follows:

Director	Term Expires	For	Against	Abstain	Broker Non-Votes
Philip Bleser	2020	438,092,551	2,837,552	346,508	37,645,706
Stuart B. Burgdoerfer	2020	437,061,760	3,858,834	356,017	37,645,706
Pamela J. Craig	2020	438,183,726	2,767,982	324,903	37,645,706
Charles A. Davis	2020	433,354,650	7,575,716	346,245	37,645,706
Roger N. Farah	2020	424,429,417	16,489,112	358,082	37,645,706
Lawton W. Fitt	2020	415,781,393	18,799,722	6,695,496	37,645,706
Susan Patricia Griffith	2020	437,464,353	3,532,911	279,347	37,645,706
Jeffrey D. Kelly	2020	437,787,932	3,127,481	361,198	37,645,706
Patrick H. Nettles, Ph.D.	2020	415,968,263	24,921,499	386,849	37,645,706
Barbara R. Snyder	2020	438,061,695	2,904,826	310,090	37,645,706
Jan E. Tighe	2020	438,177,468	2,756,357	342,786	37,645,706
Kahina Van Dyke	2020	438,091,852	2,828,154	356,605	37,645,706

Also at the Annual Meeting, shareholders took the following actions:

•
Proposal Two - Cast an advisory vote approving our executive compensation program. This proposal received 413,828,870 affirmative votes and 23,267,249 negative votes. There were 4,180,492 abstentions and 37,645,706 broker non-votes with respect to this proposal.

•
Proposal Three - Ratified the appointment of PricewaterhouseCoopers LLP as The Progressive Corporation's independent registered public accounting firm for 2019. This proposal received 460,266,080 affirmative votes and 18,301,193 negative votes. There were 355,044 abstentions and no broker non-votes with respect to this proposal.

Item 7.01 Regulation FD Disclosure.

On May 15, 2019, The Progressive Corporation issued a news release containing:

•	financial results for the Company and its consolidated subsidiaries for the month of, and year-to-date period ended, April 2019.

•
an announcement of the Board of Directors' declaration of the Company's quarterly common share dividend in the amount of ten cents ($0.10) per share, payable on July 15, 2019 to shareholders of record on July 5, 2019; and

•	the announcement that the Board of Directors renewed the Company's authorization to repurchase up to 25 million of the Company's common shares.

A copy of the news release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2019
THE PROGRESSIVE CORPORATION

By: /s/ Mariann Wojtkun Marshall
Name: Mariann Wojtkun Marshall
Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
99	99	News release dated May 15, 2019, containing financial results of The Progressive Corporation and its consolidated subsidiaries for the month of, and year-to-date period ended, April 2019.